BAML 2016 Consumer & Retail Tech Conference Investor Presentation March 2016 Exhibit 99.1

Cautionary Statements Forward-Looking Statements This presentation contains forward-looking statements. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be preceded by, followed by or include the words “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “outlook,” “plan,” “potential,” “project,” “projection,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms of similar meaning. These statements are not guarantees of future performance and involve a number of known and unknown risks, assumptions, trends, uncertainties and factors that are beyond our control, including without limitation, those identified in the Company’s annual report on Form 10-K under the sections titled “Risk Factors,” “Cautionary Note Regarding Forward-Looking Statements,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.  You should not place undue reliance on these statements. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, we cannot assure you that the assumptions and expectations will prove to be correct. All forward-looking statements speak only as of the date of this document. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws. Note Regarding Non-GAAP Measures In this presentation, we include certain supplemental financial measures, including EBITDA, Adjusted EBITDA, Pro Forma Net Income and Pro Forma Diluted Net Income per Share, which are neither required by nor presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”).  We use these measures in addition to net income and operating income to assess our performance and believe it is important for investors to be able to evaluate the company using the same measures used by our management.  You are cautioned, however, that these measures, as we calculate them, are not necessarily comparable to similarly titled measures reported by other companies.  In addition, these measures have limitations as analytical tools and should be considered only in conjunction with our financial results reported under GAAP, and not in isolation.  See the Appendix for a reconciliation of each non-GAAP financial measure included in this presentation to its directly comparable GAAP measurement.  For more information on why management considers these non-GAAP financial measures to be important indicators of our operational strength and performance, as well as the limitations on these measures as an analytical tool, please see our annual report on Form 10-K for the fiscal year ended December 27, 2015, under the caption “Key Performance Indicators.”

Introduction to Bojangles’

$1+ Billion Iconic Brand with a 39 Year History Strong and Consistent Financial Performance Significant Scale 1 3 3 79 32 57 53 297 127 1 5 Note:Map does not include 3 franchised restaurants in Honduras. Note: Please see our annual report on Form 10-K for the fiscal year ended December 27, 2015 for more information on comparable restaurant sales growth. Restaurant Footprint as of December 27, 2015 Core Markets Adjacent Markets Fast-casual quality food with QSR speed, convenience and value High quality, craveable food made from Southern recipes Core menu centered on famous chicken ’n biscuits across all dayparts Leader in breakfast – served “all day, every day” System-wide sales of $1.2 billion in fiscal 2015 662 restaurants (42% company / 58% franchised) as of Q4 2015 23 consecutive quarters of positive comparable restaurant sales through Q4 2015 Best-in-class system-wide AUVs of over $1.8 million ’11 – ’15 System-wide unit count CAGR of 7% ’11 – ’15 Adjusted EBITDA CAGR of 15% 1,400+ potential restaurants in existing footprint 3,500+ potential restaurants nationwide Compelling new restaurant model Continue growing comparable restaurant sales Financial Snapshot Differentiated Concept Attractive Growth Opportunities 1 Financial Snapshot 2013 YTD 9/29/13 YTD 9/28/2014 2012 YTD 9/29/12 TTM 9/29/13 2015 Financials ($ in mm) Company Restaurant Revenues $462 353.59199999999998 260.81200000000001 295.589 328.37 238.10936799999999 351.072632 Franchise Royalty and Other Revenues $26 21.57 15.937000000000001 17.435000000000002 20.399000000000001 14.914534 21.421465999999999 Total Revenues $488 375.16199999999998 276.74900000000002 313.024 348.76900000000001 253.02390199999999 372.49409800000001 % Growth 0.13 System-wide Comparable Restaurant Sales Growth 4.1% Adjusted EBITDA $79 60.457999999999998 43.618000000000002 48.542999999999999 54.63 % Margin 0.16188524590163936

Unique Competitive Positioning Quick-Service Speed & Value Fast Casual Quality Significant Breakfast Speed and convenience Attractive price point High-quality ingredients Traditional food preparation Strong breakfast offering Generate 38% of sales from breakfast daypart(1) Fast-Casual Quality Food with QSR Speed, Convenience and Value Combined with Breakfast Served “All Day, Every Day” (1) Represents portion of company-operated restaurant revenues generated before 11:00 AM in fiscal 2015.

The Bo Difference

It’s Bo Time! Iconic Brand with Loyal, Cult-Like Following High-Quality, Craveable Food Diversified Daypart Mix – Breakfast Leader Unique Value Proposition Highly Productive Restaurant Base with Strong Unit Economics Compelling Hybrid System that Provides Capital Efficient Growth Strong Management Team Driving Culture Based on People

Growth Strategies

New Restaurant Growth Strategy Track Record of New Restaurant Growth System-wide Units Target 7 – 8% long-term annual unit growth Development strategy focused on ~40% / 60% company-operated and franchised mix Franchisees expand brand reach with minimal company capital risk Growth primarily driven by existing franchisees Increasing penetration of core and adjacent markets to leverage brand awareness and media efficiency Expanding footprint by growing contiguously Current(1) and Potential Geographic Footprint 3,500+ Nationwide 1,400+ Existing Footprint 662 Current Core Markets Adjacent Markets (1) Current footprint as of December 27, 2015. 2012 2013 2014 2015 538 577 622 662 2012 2013 2014 2015 Gross Openings 40 46 52 63 % Net Growth 0.06 7.0000000000000007E-2 0.08 0.06 2012 2013 2014 2015 538 577 622 662 2012 2013 2014 2015 Gross Openings 40 46 52 63 % Net Growth 0.06 7.0000000000000007E-2 0.08 0.06

Financials

Track Record of Performance Note: Please see our annual report on Form 10-K for the fiscal year ended December 27, 2015 for more information on comparable restaurant sales growth. Fiscal 2012 was a 53-week year. Dollars in millions. 23 Consecutive Quarters of Comparable Restaurant Sales Growth Across the System System-wide Comparable Restaurant Sales Growth System-wide Restaurants Total Revenues Adjusted EBITDA ’11 – ’15 CAGR: 6.8% Company-Operated Franchised ’11 – ’15 CAGR: 13.0% ’11 – ’15 CAGR: 15.0%

Fiscal Year 2015 Highlights Opened 63 restaurants system-wide (29 company / 34 franchised) Comparable restaurant sales growth: System-wide: 4.1% Company: 3.6% Franchised: 4.4% Total revenues increased 13.4% to $488.2 million from $430.5 million in prior year Pro Forma Net Income increased 29.6% to $31.1 million from $24.0 million in prior year Pro Forma Diluted Net Income per Share increased 29.7% to $0.83 compared to $0.64 in prior year Adjusted EBITDA increased 15.1% to $79.3 million from $68.9 million in prior year

Appendix

Additional Reconciliations $ in millions BOJANGLES’, INC. AND SUBSIDIARIES Unaudited Reconciliation of Net Income to Pro Forma Net Income (in thousands) Thirteen Weeks Ended Thirty-Nine Weeks Ended September 28, 2014 September 27, 2015 September 28, 2014 September 27, 2015 Net income $ 6,986 8,910 18,209 18,682 Certain professional and transaction costs (a) 20 160 206 5,041 Incremental public company costs (b) -,600 -,104 -1,800 -,898 Stock-based compensation (c) 0 0 0 724 Employee contract expense (d) 0 507 0 507 Distributor transition costs (e) 0 217 0 217 Gain from termination of a vendor contract (f) -1,476 0 -1,476 0 State income tax rate change (g) 0 -,903 0 -,903 Tax impact of adjustments 760 -,296 1,192 -,469 Total adjustments -1,296 -,419 -1,878 4,219 Pro Forma Net Income $ 5,690 8,491 16,331 22,901 BOJANGLES’, INC. AND SUBSIDIARIES Unaudited Reconciliation of Diluted Net Income Per Share to Pro Forma Diluted Net Income Per Share Thirteen Weeks Ended Thirty-Nine Weeks Ended September 28, 2014 September 27, 2015 September 28, 2014 September 27, 2015 Diluted net income per share $ 0.19 0.24 0.49 0.5 Certain professional and transaction costs (a) 0 0 0.01 0.13 Incremental public company costs (b) -0.02 0 -0.05 -0.02 Stock-based compensation (c) 0 0 0 0.02 Employee contract expense (d) 0 0.01 0 0.01 Distributor transition costs (e) 0 0.01 0 0.01 Gain from termination of a vendor contract (f) -0.04 0 -0.04 0 State income tax rate change (g) 0 -0.02 0 -0.02 Tax impact of adjustments 0.02 -0.01 0.03 -0.02 Total adjustments -3.9999999999999994E-2 -0.01 -0.05 0.11000000000000003 Pro Forma Diluted Net Income per Share $ 0.15000000000000002 0.22999999999999998 0.44 0.61 (a) Includes certain professional fees and transaction costs related to financing transactions, acquisitions and public offering expenses and third-party consultants for one-time projects. (b) Reflects an estimate of recurring incremental legal, accounting, insurance and other operating and compliance costs we expect to incur as a public company in addition to actual amounts incurred. By its nature, this adjustment involves risks and uncertainties, and the actual costs incurred could be different than this adjustment. (c) Includes non-cash, stock-based compensation related to the vesting of certain performance based stock option awards, as well as employer payroll taxes associated with stock option exercises related to stock options that were outstanding prior to our initial public offering. (d) Represents a payment liability pursuant to an employment agreement. (e) Includes legal and other expenses incurred in connection with the transition to our new distributor. (f) Represents elimination of a gain from the termination of a contract with a beverage vendor. (g) As a result of the recently enacted reduction to the North Carolina corporate income tax rate, we adjusted our deferred income taxes by applying the lower rate, which resulted in a corresponding decrease to income tax expense. (h) Represents the income tax (expense) benefit associated with the adjustments in (a) thru (g) that are deductible for income tax purposes. Reconciliation of Net Income to Pro Forma Net Income Fiscal Year Ended Reconciliation of Diluted Net Income Per Share to Pro Forma Diluted Net Income Per Share Fiscal Year Ended Reconciliation of Net Income to EBITDA and Adjusted EBITDA Thirteen Weeks Ended 42365 42001 42365 42001 41910 42274 Net Income $26.5 $26.1 Diluted Net Income per Share $0.71 $0.7 Net Income $7 9 Certain Professional and Transaction Costs (a) 5.3 0.5 Certain Professional and Transaction Costs (a) 0.14000000000000001 0.01 Income Taxes 4.2 3.4 Incremental Public Company Costs (b) -0.9 -2.4 Incremental Public Company Costs (b) -0.03 -7.0000000000000007E-2 Interest Expense, Net 2.4 2 Stock-based Compensation (c) 0.7 - Stock-based Compensation (c) 0.02 - Depreciation and Amortization (a) 3.2 3.9 Employee Contract Expense (d) 0.5 - Employee Contract Expense (d) 0.01 - EBITDA 16.8 18.2 Distributor Transition Costs (e) 0.6 - Distributor Transition Costs (e) 0.02 - Non-cash Rent (b) 0.4 0.4 Gain From Termination of a Vendor Contract (f) - -1.5 Gain From Termination of a Vendor Contract (f) - -0.04 Stock-based Compensation (c) 0.3 0.3 State Income Tax Rate Change (g) -0.9 - State Income Tax Rate Change (g) -0.02 - Preopening expenses (d) 0.6 0.3 Tax Impact of Adjustments (h) -0.7 1.3 Tax Impact of Adjustments (h) -0.02 0.04 Sponsor and Board Member Fees and Expenses (e) 0.2 - Total Adjustments 4.5999999999999988 -2.0999999999999996 Total Adjustments 0.12000000000000001 -6.0000000000000005E-2 Certain Professional, Transaction, and other Costs (f) 0.1 0.2 Pro Forma Net Income $31.099999999999998 $24 Pro Forma Diluted Net Income per Share $0.83 $0.6399999999999999 Employee Contract Expense (g) - 0.5 Distributor Transition Costs (h) - 0.2 Impairment and Dispositions (i) 0.1 0.4 Gain from Termination of a Vendor Contract (j) (1.5) - Adjusted EBITDA 17.100000000000001 20.5

Adjusted EBITDA Reconciliation $ in millions 2011 2012 2013 2014 2015 Net Income $4.5999999999999996 $7.7 $24.3 $26.1 $26.5 Income Taxes 3.3 3.9 9.9 15.6 16 Interest Expense, Net 10.4 15.2 8.4 9.1 8.3000000000000007 Depreciation and Amortization (1) 14.1 12 11.9 12.8 15.1 EBITDA $32.4 $38.799999999999997 $54.5 $63.6 $65.900000000000006 Non-Cash Rent (2) 1.1000000000000001 1.4 1.3 1.5 1.6 Stock-Based Compensation (3) - 1.6 0.8 1.4 2 Preopening Expenses (4) 0.4 0.6 1.1000000000000001 1.4 1.5 Sponsor and Board Member Fees and Other Expenses (5) 0.6 0.7 1.1000000000000001 1.1000000000000001 0.2 Certain Professional, Transaction and Other Costs (6) 8.5 0.2 0.2 0.8 5.3 Employee Contract Expense (7) - - - - 0.5 Distributor Transition Costs (8) - - - - 0.6 Impairment and Disposition (9) -0.2 0.5 0.9 0.6 1.6 Loss on Debt Extinguishment (10) 2.6 10.8 - - - One-Time Franchise Expenses (11) - - 0.5 - - Gain From Termination of a Vendor Contract (12) - - - -1.5 - Adjusted EBITDA $45.4 $54.6 $60.5 $68.900000000000006 $79.3 -1 Includes amortization of deferred debt issuance costs. -2 Includes deferred rent, which represents the extent to which our rent expense has been above or below our cash rent payments, amortization of favorable (unfavorable) leases and closed store reserves for rent net of cash payments. -3 Includes non-cash, stock-based compensation, as well as employer payroll taxes associated with stock option exercises related to stock options that were outstanding prior to our initial public offering. -4 Includes expenses directly associated with the opening of company-operated restaurants and incurred prior to the opening of a company-operated restaurant. -5 Includes (i) reimbursement of expenses to our sponsor prior to our initial public offering (approximately $74 thousand in 2012, $27 thousand in 2013, $61 thousand in 2014, and $13 thousand for 2015), (ii) compensation and expense reimbursement to members of our board prior to our initial public offering and (iii) certain non-recurring executive search firm fees incurred on behalf of our board. -6 Includes certain professional fees and transaction costs related to financing transactions, acquisitions and public offering expenses, third-party consultants for one-time projects and certain executive relocation costs. -7 Represents a payment liability pursuant to an employment agreement. -8 Includes legal and other expenses incurred in connection with the transition to our new distributor. -9 Includes loss (gain) on disposal of property and equipment, impairment and cash proceeds on disposals from disposition of property and equipment. -10 Our term loan was refinanced in October 2012 resulting in a loss on debt extinguishment of approximately $10.8 million, including an approximately $1.7 million loss on the early termination of the corresponding interest rate swap agreement. -11 Includes the cost of the purchase of equipment for franchisees in connection with a one-time initiative which was completed in fiscal 2013. -12 Represents the elimination of a gain from the termination of a contract with a beverage vendor in fiscal 2014.